Exhibit 10.1

FF EAI ROBOTICS INC.

2026 EQUITY INCENTIVE PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the FF EAI Robotics Inc. 2026 Equity Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers, other employees, consultants, independent contractors and agents, including individuals who provide services to the Company under a services agreement with the Parent or an affiliate of the Parent, and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders. This Plan is established at the level of the Company, which is a majority owned subsidiary of the Parent. This Plan is intended to operate as an unregistered plan in reliance on Rule 701 and Section 4(a)(2) of the Securities Act and, with respect to offers and sales in the State of California, on Section 25102(o) of the California Corporations Code.

1.2 Certain Definitions.

“Acquisition” shall mean (a) any consolidation or merger in which the Company is a constituent entity and in which the holders of the outstanding voting securities of the Company immediately before the transaction hold, immediately after it, less than fifty percent (50%) of the total voting power of all voting securities of the surviving entity or of any parent of the surviving entity; (b) a sale or other transfer by the holders thereof of outstanding voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, to a single person or entity, to one or more persons or entities that are affiliates of each other, or to one or more persons or entities acting in concert; or (c) the sale, lease, transfer or other disposition, in a single transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole, except where made to the Company or to one or more wholly owned Subsidiaries of the Company. Notwithstanding the foregoing, none of the following shall constitute an Acquisition: (i) a Qualifying Public Offering; (ii) any transaction the sole purpose of which is to change the jurisdiction of the Company’s incorporation, or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before the transaction; or (iii) any issuance or transfer of securities of the Company to the Parent or to any affiliate of the Parent.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean, with respect to any holder of an award, (i) the meaning given that term in any employment, consulting, services or severance agreement then in effect between such holder and the Company, the Parent or any of their respective subsidiaries, or (ii) if no such agreement is then in effect or such agreement does not define that term, (A) such holder’s indictment for, conviction of, or plea of guilty or nolo contendere to, any felony or any crime involving fraud, dishonesty or moral turpitude, (B) such holder’s commission of fraud, embezzlement, misappropriation, theft or breach of fiduciary duty against the Company, the Parent or any of their respective subsidiaries, (C) such holder’s material breach of any restrictive covenant, confidentiality, non-competition, non-solicitation, invention assignment or similar agreement with the Company, the Parent or any of their respective subsidiaries, (D) such holder’s material breach of any written policy of the Company or the Parent, including any insider trading policy, code of conduct, or policy governing the treatment of material non-public information, (E) such holder’s engagement in Detrimental Activity, or (F) such holder’s willful failure or refusal to perform the material duties of his or her position after written notice and a reasonable opportunity to cure. A determination of Cause shall be made by the Committee in its good faith discretion and, in the case of a holder who is a director or executive officer of the Parent, shall require Parent Approval.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Board, or a committee of the Board designated by the Board to administer this Plan. Any action of the Committee with respect to an award granted to, or held by, a person who is a director or executive officer of the Parent shall in addition require Parent Approval. No member of the Committee shall participate in the deliberation or approval of an award to himself or herself, and any such award shall require Parent Approval.

“Common Stock” shall mean the shares of common stock, without par value, of the Company, and all rights appurtenant thereto.

“Company” shall mean FF EAI Robotics Inc., a corporation organized under the laws of the State of California, or any successor thereto.

“Data” shall have the meaning set forth in Section 4.14.

“Detrimental Activity” shall mean (i) the unauthorized disclosure or use of any confidential or proprietary information of the Company, the Parent or any of their respective subsidiaries, (ii) any activity that competes with, or solicits the employees, consultants, customers or suppliers of, the Company, the Parent or any of their respective subsidiaries in breach of a written agreement, (iii) any breach of Article V, or (iv) any conduct that results in, or would reasonably be expected to result in, material financial or reputational harm to the Company or the Parent.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as of any date, the fair market value of a share of Common Stock as of such date as determined in good faith by the Committee. So long as the Common Stock is not readily tradable on an established securities market, such determination shall be made by the reasonable application of a reasonable valuation method within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B), taking into account such factors as the Committee considers relevant, which may include an independent appraisal of the Company but need not do so. If the Common Stock is then listed on a national securities exchange, Fair Market Value shall mean the closing transaction price of a share of Common Stock on such exchange on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported. No option shall be granted with a purchase price per share less than Fair Market Value as so determined, except as expressly provided in Section 2.1(a) in the case of a Substitute Award.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option. An Incentive Stock Option may be granted only to an individual who, on the date of grant, is an employee of the Company or of a “parent corporation” or “subsidiary corporation” of the Company within the meaning of Sections 424(e) and 424(f) of the Code.

“Liquidity Event” shall mean the first to occur of (i) a Qualifying Public Offering or (ii) an Acquisition.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Combination” shall mean any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity, or (b) conversion of the Company into another form of entity, in each case provided that such transaction does not constitute an Acquisition.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Parent” shall mean the entity that directly owns a majority of the outstanding voting power of the Company. Where an entity that indirectly owns the Company is intended, this Plan so states. Where this Plan requires an act of the sole stockholder of the Company, that act shall be taken by the person that is at the time the sole stockholder of the Company.

“Parent Approval” shall mean the prior written approval of the Parent. Parent Approval is required only where this Plan expressly so provides. Any Parent Approval with respect to an award to, or an action affecting an award held by, a person who is a director or executive officer of the Parent shall be given only by persons who are disinterested with respect to such award.

“Permitted Transferee” shall have the meaning set forth in Section 5.1.

“Prior Plan” shall mean any equity or equity-based incentive plan maintained by the Parent or by any affiliate of the Parent under which awards are outstanding as of the effective date of this Plan and are held by any individual who becomes a Service Provider.

“Qualifying Public Offering” shall mean the first firm commitment underwritten public offering of the Company’s common equity securities pursuant to an effective registration statement under the Securities Act, or the first listing of such securities on a national securities exchange by any other means, including a direct listing or a business combination with a publicly traded entity.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one (1) share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect. The Committee may condition the expiration of a Restriction Period, or the vesting of any award, on the attainment of performance criteria established by the Committee at the time of grant and set forth in the applicable Agreement.

“Rule 701” shall mean Rule 701 promulgated under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Service Provider” shall mean any individual described in Section 1.4 who is providing services to the Company or a Subsidiary, including any individual who is an employee of the Parent, or of another majority owned subsidiary of the Parent, and who provides services to the Company or a Subsidiary under a management, secondment or other services agreement between the Company and the Parent or such subsidiary. An individual shall not cease to be a Service Provider solely by reason of a transfer of employment among the Company, the Parent and their respective subsidiaries, or by reason of any Acquisition or Other Combination.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Stockholders Agreement” shall mean the stockholders agreement, investors rights agreement or similar agreement among the Company and its stockholders, if any, as in effect from time to time and as designated by the Committee. If the Company is not party to any such agreement, each provision of this Plan requiring a holder to join or be bound by the Stockholders Agreement shall be of no effect for so long as that remains the case, and the remaining provisions of Article V shall apply of their own force.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity, including under a Prior Plan, in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option.

“Tax Date” shall have the meaning set forth in Section 4.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; and (ii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of Restricted Stock Units, the purchase price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its discretion and with Parent Approval, take action such that (i) any or all outstanding options shall become exercisable in part or in full and (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to one or more of its members or to an executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of any person who is a director or executive officer of the Company or the Parent, or decisions concerning the timing, pricing or amount of an award to such a person.

The Committee may adopt, without further approval of the stockholders of the Company, such sub-plans, appendices, addenda, rules and procedures as it determines to be necessary or advisable to comply with, or to obtain favorable treatment under, the laws of any jurisdiction outside of the United States in which the Company or a Subsidiary operates or has Service Providers, including without limitation the People’s Republic of China, as further provided in Section 4.17.

No member of the Board or Committee, and no executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and any such executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Articles of Incorporation and/or Bylaws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such directors, officers, other employees, consultants, independent contractors and agents, and persons expected to become directors, officers, other employees, consultants, independent contractors and agents, of (i) the Company, (ii) any Subsidiary, (iii) the Parent, and (iv) any other majority owned subsidiary of the Parent, in each case as the Committee in its sole discretion may select from time to time. For the avoidance of doubt, and without limiting the foregoing, a natural person who provides services to the Company or a Subsidiary under a management, secondment or other services agreement is eligible to participate in this Plan, whether that person is employed or engaged by the Company, by a Subsidiary, by the Parent, by an affiliate of the Parent or by any other person, and whether or not the person employing or engaging that individual is at any time the Parent or an affiliate of the Parent. The Company relies on services provided under such arrangements, and this sentence is intended to make each individual who provides them eligible without regard to the identity of that individual’s employer.

Notwithstanding the foregoing, no award shall be granted to any person unless the offer and sale of the shares of Common Stock subject to such award is exempt from registration under the Securities Act, including under Rule 701 or Section 4(a)(2) thereof, and is exempt from qualification or registration under all applicable state and non-United States securities laws. Accordingly, (i) a consultant, independent contractor, advisor or agent shall be eligible to participate only if such person is a natural person who provides bona fide services to the Company or a Subsidiary and, in the case of an award made in reliance on Rule 701, only if such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the securities of the Company or the Parent, this condition being a requirement of Rule 701(c) and not of any other exemption on which an award may be made under Section 4.18, and (ii) an Incentive Stock Option may be granted only to an individual who is on the date of grant an employee of the Company or of a “parent corporation” or “subsidiary corporation” of the Company within the meaning of Sections 424(e) and 424(f) of the Code. The Committee shall determine at the time of each grant whether the applicable exemption is available with respect to such grant, and no award shall be effective unless and until it does so determine.

The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary or the Parent, and references to employment shall include service as a director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence.

1.5 Shares Available. Subject to adjustment as provided in Section 4.7 and to all other limits set forth in this Plan, 25,000,000 shares of Common Stock shall be available for all awards under this Plan, other than Substitute Awards, representing approximately thirty-three percent (33%) of the 75,000,000 shares of Common Stock outstanding as of the effective date of this Plan and twenty-five percent (25%) of the Company’s capitalization on a fully diluted basis giving effect to this Plan. Subject to adjustment as provided in Section 4.7, no more than 25,000,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock available under this Plan shall not increase automatically or on any periodic basis, and any increase in such number shall require an amendment to this Plan adopted in accordance with Section 4.2. Section 260.140.45 of Title 10 of the California Code of Regulations limits the securities issuable under a plan to thirty percent (30%) of the then outstanding securities of the issuer unless a higher percentage is approved by at least two-thirds of the outstanding securities entitled to vote, and by its subsection (c) does not apply to a plan that complies with all conditions of Rule 701. If and to the extent that limitation applies to this Plan at any time, the greater percentage has been approved by the holders of at least two-thirds of the outstanding shares of the Company entitled to vote. The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the aggregate number of shares of Common Stock that become subject to outstanding options and outstanding Stock Awards, other than Substitute Awards.

To the extent that shares of Common Stock subject to an outstanding option or Stock Award granted under the Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award, (ii) the settlement of such award in cash, or (iii) the repurchase of such shares by the Company pursuant to Article V, then such shares of Common Stock shall again be available under this Plan. In addition, shares of Common Stock subject to an award under this Plan shall again be available for issuance under this Plan if such shares are (x) shares that were subject to an option and were not issued or delivered upon the net settlement or net exercise of such option or (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by the number of shares of Common Stock subject to Substitute Awards. Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, which for this purpose includes shares reacquired by the Company and restored to the status of authorized but unissued shares in accordance with Section 510 of the California Corporations Code. The Company shall at all times reserve and keep available a sufficient number of authorized and unissued shares of Common Stock to satisfy all outstanding awards.

II. STOCK OPTIONS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares, and provided further that such substitution complies with Treasury Regulation Section 1.409A-1(b)(5)(v)(D) and, in the case of an Incentive Stock Option, Section 424(a) of the Code.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five (5) years after its date of grant. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time, and may condition the exercisability of all or a portion of an option on the attainment of performance criteria established by the Committee at the time of grant and set forth in the applicable Agreement. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

No portion of an option shall vest or become exercisable except as expressly provided in the Agreement relating to that option. The Committee shall fix the vesting schedule of each option and shall set it forth in that Agreement.

The Committee may, in its discretion and on the terms it sets forth in the applicable Agreement, provide that an option may be exercised in whole or in part before the shares of Common Stock subject to it have vested (an “early exercise”). Shares of Common Stock issued upon an exercise permitted under this paragraph shall be unvested shares, shall vest on the schedule that would have applied to the option, and shall remain subject to forfeiture and to the Company’s repurchase right under Section 5.3 at the price paid for them until vested. An exercise permitted under this paragraph does not accelerate vesting. The Committee may condition the availability of such an exercise on the holder executing an agreement in a form approved by the Committee, on the holder delivering any joinder required under Article V, and on the holder acknowledging in writing that the shares may be repurchased at the price paid for them. The Committee may decline to permit an exercise under this paragraph with respect to any award, any holder or any jurisdiction, and shall not permit such an exercise where it would conflict with the law of any jurisdiction applicable to the holder. For purposes of Section 422(d) of the Code, shares subject to an Incentive Stock Option that become exercisable before they vest first become exercisable in the year in which the option becomes exercisable as to those shares, and the Committee shall take that treatment into account in fixing the terms of any Incentive Stock Option as to which an exercise under this paragraph is permitted.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash or check, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) following a Qualifying Public Offering, in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, (E) such other methods permitted by applicable law and approved by the Committee, or (F) a combination of the foregoing, in each case, to the extent set forth in the Agreement relating to the option, and (ii) by executing such documents as the Company may reasonably request, including, if the Company is then party to a Stockholders Agreement, a joinder to it, and, if applicable, a spousal consent. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 4.5, have been paid (or arrangement made for such payment to the Company’s satisfaction) and the documents described in clause (ii) have been executed and delivered. The Company shall not be obligated to establish, and no holder shall have any right to require the Company to establish, any cashless exercise, broker-assisted sale or loan program.

2.2 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option (i) upon a termination of employment with or service to the Company of the holder of such option, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement. Unless the Committee determines otherwise, (A) the unvested portion of an option shall terminate immediately upon the holder ceasing to be a Service Provider, (B) the vested portion shall remain exercisable for ninety (90) days thereafter, or for twelve (12) months in the case of death or disability, and (C) the entire option, whether or not vested, shall terminate immediately upon a termination for Cause or upon the holder’s engagement in Detrimental Activity. In no event may an option be exercised after the expiration of its stated term.

2.3 Repricing. The Committee shall have the discretion, without the approval of the stockholders of the Company but with Parent Approval, to (i) reduce the purchase price of any previously granted option, (ii) cancel any previously granted option in exchange for another option with a lower purchase price, or (iii) cancel any previously granted option in exchange for cash or another award if the purchase price of such option exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation. Any option granted in substitution for a cancelled option under this Section 2.3 shall be treated as a new grant, and its purchase price per share shall not be less than the Fair Market Value of a share of Common Stock on the date of that new grant, determined in accordance with Section 2.1(a). Any such action shall be effected in a manner that does not cause the affected award to become subject to, or to violate, Section 409A of the Code, and no action under this Section 2.3 that would materially impair the rights of the holder of an outstanding option shall be taken without the consent of that holder.

2.4 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option.

2.5 No Obligation to Create a Market. Neither the Company nor the Parent shall have any obligation to register any shares of Common Stock under the Securities Act, to list any shares of Common Stock on any securities exchange, to effect a Qualifying Public Offering, to repurchase any shares of Common Stock except as expressly provided in Article V, or to take any other action to create or facilitate a market for the Common Stock. Each holder of an award acknowledges that there is no public market for the Common Stock, that none may ever develop, and that the shares of Common Stock issuable under this Plan are subject to the substantial transfer restrictions set forth in Article V.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award if the holder of such award remains continuously a Service Provider during the specified Restriction Period, and for the forfeiture of the shares of Common Stock subject to such award if the holder of such award does not remain continuously a Service Provider during the specified Restriction Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 4.6 or Section 5.7, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part or is repurchased pursuant to Article V. Upon termination of any applicable Restriction Period, subject to the Company’s right to require payment of any taxes in accordance with Section 4.5, the restrictions imposed by this Section 3.2(c) shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award, in each case subject to the continuing restrictions of Article V.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award and this Plan, the holder of such award shall have the rights of a stockholder of the Company with respect to the shares subject to such award, including voting rights, which are subject to the voting agreement in Section 5.5, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution or dividend with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

(e) Section 83(b) Election. Elections under Section 83(b) of the Code with respect to Restricted Stock are governed by Section 4.20.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award if the holder of such award remains continuously a Service Provider during the specified Restriction Period, and for the forfeiture of the shares of Common Stock subject to such award if the holder of such award does not remain continuously a Service Provider during the specified Restriction Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units shall be subject to the same vesting conditions as the underlying awards and shall be paid only if and when the underlying award vests and is settled. The Committee may condition settlement of a Restricted Stock Unit Award on the occurrence of a Liquidity Event, provided that any such condition is imposed at the time of grant and complies with Section 409A of the Code. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, stock purchase rights, phantom units, cash-settled appreciation rights, and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards shall be subject to the same vesting conditions as the underlying awards.

An Other Stock Award that entitles the holder to the appreciation in the value of a share of Common Stock over a stated base price, including a cash-settled appreciation right, shall have a base price per share not less than the Fair Market Value of a share of Common Stock on the date of grant, shall have a term of not more than ten (10) years, and shall be settled only upon one or more events or dates specified in the applicable Agreement at the time of grant; provided that, in the case of an award granted in substitution for, or upon the conversion of, an outstanding award, the base price, the number of shares and the settlement events or dates may instead be those fixed at the time of the substitution or conversion, so long as the substitution or conversion complies with Treasury Regulation Section 1.409A-1(b)(5)(v)(D). No Other Stock Award may be deferred, and no settlement date applicable to an Other Stock Award may be changed after the date of grant, except to the extent the change complies with Section 409A of the Code.

3.5 Termination of Employment or Service. All of the terms relating to the termination of the Restriction Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

3.6 Condition to Issuance. As a condition to the issuance of any shares of Common Stock under a Stock Award, the holder shall execute and deliver an instrument of assignment in blank, a spousal consent if applicable, a joinder to the Stockholders Agreement if the Company is then party to one, and such other documents as the Company may reasonably require to give effect to Article V.

IV. GENERAL

4.1 Effective Date and Term of Plan. This Plan shall become effective on the date it is adopted by the Board, subject to and conditioned upon approval by the stockholders of the Company within twelve (12) months before or after such date. This Plan shall terminate on the tenth (10th) anniversary of the earlier of the date on which this Plan was adopted by the Board and the date on which this Plan was approved by the stockholders of the Company, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten (10) years after the earlier of the date on which this Plan was adopted by the Board and the date on which this Plan was approved by the stockholders of the Company. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

Subject to Section 4.8, which governs the treatment of outstanding awards in an Acquisition or an Other Combination and controls over this paragraph in the event of any inconsistency, this Plan shall continue in full force and effect following any Acquisition or Other Combination, and neither any such transaction nor any change in the identity of the Parent shall terminate this Plan or require any new approval of this Plan by the stockholders of the Company, except that the Company shall obtain any approval of this Plan by its stockholders that is required in order for Incentive Stock Options to be granted thereafter.

4.2 Amendments. The Board or, subject to applicable law, the Committee may amend, modify, or terminate this Plan or any Agreement as it shall deem advisable; provided, however, that no amendment to this Plan or any Agreement shall be effective without the approval of the Company’s stockholders if stockholder approval is required by applicable law, rule or regulation, including Section 422 of the Code; provided further, that no amendment shall be effective without Parent Approval; and provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder, except that no consent of any holder shall be required for any action taken under Section 4.7, Section 4.8, Section 4.17 or Article V. Notwithstanding anything herein to the contrary, the Board may amend this Plan or any Agreement at any time without the consent of a holder of an outstanding award to comply with applicable law, including Section 409A of the Code, Section 422 of the Code and Rule 701.

4.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

4.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. No award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void. Shares of Common Stock acquired upon exercise or settlement of an award are subject to the additional restrictions set forth in Article V.

4.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes, including taxes imposed by any non-United States jurisdiction, which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash or check payment to the Company; (B) delivery to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) following a Qualifying Public Offering, a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or sale; (E) withholding from any other amounts payable by the Company, the Parent or any of their respective subsidiaries to the holder; (F) such other methods permitted by applicable law; or (G) a combination of the foregoing, in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum individual statutory withholding rate in the applicable jurisdiction, provided that such rate will not cause adverse accounting consequences under the accounting rules then in effect. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder. Where a holder is employed by the Parent or another subsidiary of the Parent and provides services to the Company under a services agreement, the Company and the Parent shall cooperate to determine which entity bears the withholding obligation, and the holder authorizes withholding by either of them.

4.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates or book entries evidencing shares of Common Stock delivered pursuant to any award made hereunder bear the legends described in Section 5.7.

4.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation, Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, reverse stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option (including the number and class of securities subject to each outstanding option and the purchase price per share), and the terms of each outstanding Stock Award (including the number and class of securities subject thereto), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options in accordance with Section 409A of the Code and, in the case of Incentive Stock Options, Section 424 of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

For the avoidance of doubt, no adjustment shall be required, and no holder of an award shall have any right to any adjustment or to any anti-dilution protection, by reason of (i) any Acquisition or Other Combination, except for any adjustment required by Section 4.8(b) or Section 4.8(c) upon an assumption or substitution of awards, (ii) the issuance by the Company, the Parent or any affiliate of the Parent of equity or equity-linked securities for cash, property, services or in satisfaction of indebtedness, whether or not at a price below Fair Market Value, (iii) any financing, capital contribution, conversion of indebtedness or intercompany funding, or (iv) the grant, exercise or settlement of any other award under this Plan. Each holder acknowledges that awards under this Plan are subject to dilution without compensation.

4.8 Corporate Transactions. In the event of an Acquisition or an Other Combination, outstanding awards under this Plan shall be subject to the agreement evidencing such Acquisition or Other Combination, which need not treat all outstanding awards in an identical manner. Such agreement, without the consent of any holder, shall provide for one or more of the following with respect to all outstanding awards as of the effective date of such Acquisition or Other Combination:

(a)	the continuation of such outstanding awards by the Company, if the Company is the surviving entity;

(b)	the assumption of such outstanding awards by the surviving or acquiring entity, or by any parent of such entity, which assumption shall be binding on all holders, provided that the purchase price and the number and nature of the securities issuable upon exercise of any option, or upon settlement of any award subject to Section 409A of the Code, shall be adjusted appropriately in accordance with Section 424(a) and Section 409A of the Code;

(c)	the substitution by the surviving or acquiring entity, or by any parent of such entity, of equivalent awards with substantially the same terms, with the same adjustment as is described in clause (b);

(d)	the full or partial acceleration of exercisability or vesting, and accelerated expiration, of outstanding awards;

(e)	the settlement of the Fair Market Value of outstanding awards, whether or not then vested or exercisable, in cash, cash equivalents or securities of the surviving entity or of any parent of such entity, followed by cancellation of such awards, provided that an award may be cancelled without consideration if it has no value as determined by the Committee in its discretion; or

(f)	the termination in its entirety of any outstanding award, without payment of any consideration, that is not exercised in accordance with its terms upon or prior to the consummation of the Acquisition or Other Combination within a time specified by the Committee, whether or not such award is then fully exercisable.

Immediately following an Acquisition or an Other Combination, outstanding awards shall terminate and cease to be outstanding, except to the extent they have been continued, assumed or substituted as described in clauses (a), (b) and (c) above.

No award shall vest, become exercisable or be settled automatically by reason of an Acquisition or an Other Combination. Acceleration shall occur only if and to the extent the agreement evidencing the transaction so provides, or the Committee, with Parent Approval, so determines, or the Agreement relating to the award expressly provides for acceleration upon a qualifying termination of the holder’s service within a stated period following the transaction.

4.9 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary, the Parent or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary, the Parent or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder. Nothing in this Plan shall be construed to require the Company, the Parent or any of their respective subsidiaries to continue any services agreement, management agreement or secondment arrangement, and the termination of any such arrangement shall not by itself give rise to any claim under this Plan.

4.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security, and then only subject to Article V.

4.11 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person. Any beneficiary or estate taking under this Section 4.11 takes subject to Article V.

4.12 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company or the Parent may adopt from time to time, or as otherwise required by law. In addition, if the holder engages in Detrimental Activity or is terminated for Cause, the Committee may cancel any outstanding award, whether or not vested. Each holder consents to the foregoing and agrees that the Company’s exercise of these rights shall not constitute a breach of any agreement or give rise to any claim for constructive termination or good reason.

4.13 Section 409A. This Plan is intended to comply with, or to be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a participant, or any other party, if an award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected participants and not with the Company or the Parent.

4.14 Data Privacy. As a condition to receiving any award under this Plan, each participant consents to the collection, use, storage and transfer, in electronic or other form, of the personal data of such participant that is necessary to implement, administer and manage this Plan and the participant’s awards, including the participant’s name, contact details, identification number, job title, compensation and award and shareholding details (the “Data”), by and among the Company, its Subsidiaries, the Parent and their respective affiliates and their service providers, and to the transfer of the Data to recipients located in jurisdictions other than the participant’s own, including the United States, which may afford different data protection than the participant’s own jurisdiction. The Data will be held only as long as necessary for those purposes and as required by law. A participant may at any time request access to the Data held about such participant, request correction of the Data, request further information about its storage and processing, or withdraw the consents given in this Section 4.14, in each case without cost, by written notice to the Company. If a participant withdraws such consent, the Company may be unable to administer the participant’s awards, and the Committee may suspend the settlement or exercise of any award held by such participant for so long as, and to the extent that, the Company is unable to administer it without the Data. No award shall be forfeited or cancelled by reason of a withdrawal of consent under this Section 4.14. Where the law of the participant’s jurisdiction requires a separate or more specific consent or notice, the Company may require the participant to execute such additional consent, or may deliver such notice, in a form determined by the Company.

4.15 No Loans. No participant shall be permitted to pay the purchase price of any award granted under this Plan, or any withholding tax in respect of an award, with a loan from the Company or the Parent or a loan arranged by either of them, and no promissory note shall be accepted as consideration for the exercise of any award.

4.16 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.17 Non-United States Participants. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals or who reside or are employed outside the United States, including in the People’s Republic of China, on such terms and conditions different from those specified in this Plan as the Committee determines to be necessary or advisable, and may adopt such sub-plans, appendices, procedures and award terms as it determines appropriate for such persons, including a determination that any award to such a person shall be settled in cash rather than in shares of Common Stock. Any such award is subject to the holder’s compliance with, and to the Company’s satisfaction of, all registration, approval, filing, tax, foreign exchange and remittance requirements applicable in the relevant jurisdiction, and the Company may withhold issuance or settlement pending such compliance.

4.18 Securities Law Compliance; Rule 701. This Plan is intended to constitute a written compensatory benefit plan within the meaning of Rule 701. The offer and sale of shares of Common Stock under this Plan to any person in the State of California is intended to be exempt from qualification under Section 25102(o) of the California Corporations Code, and this Plan is intended to satisfy the requirements applicable to that exemption, including Sections 260.140.41, 260.140.42, 260.140.45 and 260.140.46 of Title 10 of the California Code of Regulations, and shall be so construed. Rule 701 does not preempt the qualification requirements of state securities laws, and no award shall be granted or settled in any jurisdiction unless an exemption from qualification or registration is available in that jurisdiction. The Company shall not grant awards under this Plan in excess of the limits set forth in Rule 701(d), and shall deliver to each holder such disclosure as may be required under Rule 701(e), including, if the aggregate sales price or amount of securities sold during any consecutive twelve (12) month period exceeds the threshold specified therein, the financial statements and risk factor disclosure required by Rule 701(e)(3) and (4), a reasonable period of time before the date of sale. Each holder agrees to keep such disclosure, and all information concerning the Company and the Parent, strictly confidential, and acknowledges that such information may be material and non-public, that applicable securities laws may restrict trading in securities while in possession of it, and that the holder is subject to any insider trading policy applicable to the holder. The Company may condition the delivery of Rule 701 disclosure on the holder’s execution of a confidentiality agreement in a form satisfactory to the Company and the Parent.

Notwithstanding the foregoing, the Company is not required to rely on Rule 701 with respect to any award. The Committee may determine, with respect to any award or group of awards, that the offer and sale of the shares of Common Stock subject thereto shall be made in reliance on Section 4(a)(2) of the Securities Act, Regulation D promulgated thereunder, or any other available exemption, and, with respect to offers and sales in the State of California, in reliance on Section 25102(f) of the California Corporations Code or any other available exemption, in each case in lieu of Rule 701 and Section 25102(o). Where the Committee so determines, the Agreement relating to such award shall contain the representations and covenants required for the exemption relied upon, the Company shall obtain such information regarding the holder as that exemption requires, including any accredited investor or sophistication representation, and the Company shall make any notice or other filing required in connection with that exemption, including the notice filing required under Section 25102(f) of the California Corporations Code, which is a separate filing from the notice filing required under Section 25102(o).

The Committee shall satisfy itself, before each grant, that the grant may be made within the limits of Rule 701(d) or, if it may not, that an alternative exemption is available and is elected in accordance with the preceding paragraph.

4.19 Severability. If any provision of this Plan or of any Agreement is held to be invalid, illegal or unenforceable in any respect, such provision shall be given effect to the greatest extent permitted, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

4.20 Section 83(b) Elections. This Section 4.20 applies to any award under this Plan pursuant to which shares of Common Stock are issued to a holder at a time when those shares are subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, including a Restricted Stock Award and shares issued upon an early exercise permitted under Section 2.1(b). If a holder makes an election under Section 83(b) of the Code to be taxed with respect to such shares as of the date of transfer rather than as of the date or dates upon which the holder would otherwise be taxable under Section 83(a) of the Code, the holder shall deliver a copy of the election to the Company promptly after filing it with the Internal Revenue Service, together with proof of the timely filing thereof. An election under Section 83(b) of the Code must be filed with the Internal Revenue Service no later than thirty (30) days after the date the shares are transferred, and that period cannot be extended. Neither the Company nor the Parent makes any such election on behalf of any holder, files any such election on behalf of any holder, or undertakes to notify any holder of the availability of or the deadline for any such election, and neither shall have any responsibility for making, or for the consequences of a failure to make or to timely file, any such election. Each holder is advised to consult the holder’s own tax advisor.

V. TRANSFER RESTRICTIONS AND COMPANY RIGHTS

5.1 Restrictions on Transfer. No share of Common Stock acquired under this Plan may be sold, assigned, transferred, pledged, hypothecated, encumbered or otherwise disposed of, whether voluntarily, involuntarily or by operation of law, except (i) with the prior written consent of the Committee, which may be granted or withheld in its sole discretion, (ii) to the Company, or (iii) by will or the laws of descent and distribution, or to a trust or family limited partnership established solely for the benefit of the holder or the holder’s immediate family, in each case with the Committee’s prior written consent and provided that the transferee agrees in writing to be bound by this Article V and, if the Company is then party to a Stockholders Agreement, executes a joinder to it (each such permitted transferee, a “Permitted Transferee”). Any purported transfer in violation of this Section 5.1 shall be void and of no effect, and the Company shall not be required to recognize it on its books or to treat the purported transferee as the owner of such shares or to accord to such purported transferee any rights of a stockholder. The restrictions of this Article V shall terminate upon the closing of a Qualifying Public Offering, other than Section 5.6, which shall survive in accordance with its terms.

5.2 Right of First Refusal. Before any share of Common Stock acquired under this Plan may be transferred to a person other than a Permitted Transferee, the holder shall deliver to the Company a written notice specifying the proposed transferee, the number of shares, the price and all other material terms of the proposed transfer, together with a copy of the definitive written offer. The Company, and such other persons as the Company may designate, including the Parent, shall have the right, exercisable by written notice delivered within thirty (30) days after receipt of the holder’s notice, to purchase all or any part of such shares at the price and on the terms specified in the notice, or, if the proposed consideration is other than cash, at the cash equivalent of such consideration as determined in good faith by the Committee. If the Company does not exercise this right in full, the holder may, during the sixty (60) day period following expiration of the Company’s exercise period, transfer the remaining shares to the proposed transferee at no less than the specified price and on no more favorable terms, provided that the transferee first agrees in writing to be bound by this Article V and, if the Company is then party to a Stockholders Agreement, executes a joinder to it. Any shares not so transferred within such period shall again become subject to this Section 5.2.

5.3 Company Repurchase Right. Upon a holder ceasing to be a Service Provider for any reason, the Company shall have the right, but not the obligation, exercisable by written notice delivered at any time within ninety (90) days after the later of the date the holder ceases to be a Service Provider and the date the shares are acquired upon exercise or settlement of an award, to repurchase from the holder and any Permitted Transferee all or any portion of the shares of Common Stock acquired under this Plan. The purchase price shall be the Fair Market Value of such shares determined as of the date the repurchase notice is delivered. Notwithstanding the foregoing, any share that is unvested at the time the holder ceases to be a Service Provider may instead be repurchased at the price paid by the holder for such share, provided that such repurchase right is exercised within ninety (90) days after the holder ceases to be a Service Provider.

The purchase price shall be payable, at the Company’s election, in cash, by cancellation of indebtedness owed by the holder to the Company or the Parent, in each case paid or cancelled in full at the closing of the repurchase. If the Company is unable to pay the purchase price in full at that time, it may not exercise the repurchase right. Upon delivery of the repurchase notice and tender of the purchase price, the shares shall be deemed repurchased and cancelled and the holder shall cease to have any rights with respect to them, whether or not the certificates therefor have been surrendered. The Company may assign this repurchase right, in whole or in part, to the Parent or to any other person the Company designates.

This Section 5.3 is intended to conform to Sections 260.140.41 and 260.140.42 of Title 10 of the California Code of Regulations. Nothing in this Section 5.3 permits the repurchase of a vested share at less than its Fair Market Value, and any provision of this Plan or of any Agreement that would do so is of no effect. Forfeiture of unvested awards under Section 2.2 or Section 3.2(b), and recoupment under Section 4.12, are the Company’s remedies in the case of a termination for Cause or Detrimental Activity, and this Section 5.3 shall not be read to supply an additional discount.

5.4 Drag-Along. If the Company is party to a Stockholders Agreement, then as a condition to the issuance of any share of Common Stock under this Plan the holder shall execute and deliver a joinder to it and shall thereafter be bound by its terms. Whether or not the Company is party to any such agreement, if the holders of a majority of the outstanding voting stock of the Company, or the Parent, approve a sale of the Company, whether structured as a merger, consolidation, sale of stock, sale of all or substantially all assets or otherwise, each holder shall, if so requested, (i) vote all shares held by such holder in favor of such transaction, (ii) sell such holder’s shares on the same terms and at the same per share consideration, subject to any liquidation preference or similar right, as the other holders of the same class, (iii) waive any appraisal or dissenters rights to the fullest extent permitted by applicable law, and (iv) execute and deliver all documents reasonably requested in connection with such transaction. In the event of any conflict between a Stockholders Agreement and this Plan, this Plan shall control unless the Committee determines otherwise.

5.5 Voting; Information Rights. Each holder of shares of Common Stock acquired under this Plan agrees to vote all such shares in the same proportion as the shares held by the Parent are voted on any matter submitted to a vote of the stockholders of the Company, and grants to the Company, and to each officer of the Company designated by the Board, a proxy to so vote such shares, which proxy is coupled with an interest and is irrevocable to the fullest extent permitted by Section 705 of the California Corporations Code. As contemplated by Section 705(b) of the California Corporations Code, each such proxy is granted for, and shall remain valid for, a period of ten (10) years from the date of its grant, and each holder agrees to grant a replacement proxy on the same terms upon the request of the Company at or before the end of that period. This agreement to vote is intended to constitute an agreement among shareholders within the meaning of Section 706 of the California Corporations Code and is specifically enforceable. Each holder agrees not to cumulate votes in the election of directors other than as directed by the Parent.

Each holder waives any preemptive right, right of participation, right of first offer or similar right with respect to the issuance of securities by the Company, and agrees not to request or demand information concerning the Company other than the information furnished under Section 5.9 or under Rule 701(e), or as expressly provided in any Stockholders Agreement. Each holder further agrees that, before exercising any right of inspection under Sections 1600 through 1602 of the California Corporations Code, such holder shall give the Company five (5) business days written notice stating the purpose of the inspection and shall enter into a confidentiality agreement reasonably satisfactory to the Company and the Parent, and that any information obtained shall be used solely for the stated purpose. Each holder acknowledges, and the Company acknowledges, that the rights conferred by Sections 1600 through 1602 of the California Corporations Code may not be limited by the articles or bylaws of the Company, and nothing in this Plan or in any Agreement purports to waive any such right to the extent it may not be waived or limited by agreement.

5.6 Market Standoff. Each holder agrees that, in connection with a Qualifying Public Offering or any other registered offering of equity securities of the Company or of the Parent, such holder shall not, without the prior written consent of the Company and the managing underwriters, directly or indirectly sell, offer to sell, contract to sell, grant any option to purchase, pledge, hypothecate, lend or otherwise transfer or dispose of, or enter into any swap or other arrangement that transfers any of the economic consequences of ownership of, any shares of Common Stock acquired under this Plan, or any securities issued in exchange for or in respect of such shares, during the period beginning on the date of the preliminary prospectus or offering document and ending one hundred eighty (180) days thereafter, or such shorter or longer period as the managing underwriters may require. Each holder agrees to execute a customary lock-up agreement to such effect upon request, and agrees that the Company may impose stop transfer instructions with respect to such securities. This Section 5.6 shall be for the benefit of, and enforceable by, the Company, the Parent and the underwriters as third party beneficiaries, and shall terminate on the third anniversary of the closing of the Qualifying Public Offering.

5.7 Legends. Each certificate or book entry evidencing shares of Common Stock issued under this Plan shall bear legends substantially to the following effect, together with such other legends as the Company may require: (i) that the shares have not been registered under the Securities Act or any state securities laws and may not be transferred absent registration or an available exemption; (ii) that the shares are subject to the transfer restrictions, right of first refusal, repurchase right, drag-along, voting, proxy and market standoff provisions of the FF EAI Robotics Inc. 2026 Equity Incentive Plan and the applicable Agreement, copies of which are on file with the Company; and, if applicable, (iii) that the shares are subject to the Stockholders Agreement. The Company may issue appropriate stop transfer instructions to its transfer agent and may make appropriate notations in its own records.

5.8 Spousal Consent. If a holder is married, or becomes married while holding shares of Common Stock acquired under this Plan, and resides in a community property jurisdiction, the Company may require the holder’s spouse to execute a consent in a form provided by the Company acknowledging and agreeing to be bound by this Article V with respect to any interest such spouse may have in such shares.

5.9 Annual Financial Statements. The Company shall deliver, not less frequently than annually, financial statements of the Company to each holder of an outstanding award and to each person holding shares of Common Stock acquired under this Plan. This obligation continues with respect to a holder who has exercised or settled an award and holds the resulting shares. This obligation is undertaken in connection with the exemption relied upon under Section 25102(o) of the California Corporations Code and, where applicable, the disclosure obligation under Rule 701(e). The Company may condition delivery on the holder’s execution of a confidentiality agreement in a form satisfactory to the Company and the Parent. Each holder agrees to hold such financial statements, and all other information furnished under this Section 5.9 or under Section 4.18, in strict confidence, to use such information solely in connection with the holder’s awards under this Plan, and to comply with Section 4.18. Each holder acknowledges that such information may be material and non-public. Delivery under this Section 5.9 is in satisfaction of, and in lieu of, any broader information right, except to the extent a right under Sections 1600 through 1602 of the California Corporations Code may not be limited by agreement.

5.10 Survival. The provisions of this Article V shall be binding upon each holder and upon such holder’s heirs, executors, administrators, legal representatives, successors, assigns and Permitted Transferees, and shall survive the termination of such holder’s service, the exercise or settlement of any award, and the termination of this Plan.

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